INVESTOR PRESENTATION GULF SOUTH BANK CONFERENCE MAY 2 - 3, 2022 As of March 31, 2022 Nasdaq: RRBI Exhibit 99.1

Statements in this presentation regarding our expectations and beliefs about our future financial performance and financial condition, as well as trends in our business and markets, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project,” “outlook,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” The forward- looking statements in this presentation are based on current information and on assumptions that we make about future events and circumstances that are subject to a number of risks and uncertainties that are often difficult to predict and beyond our control. As a result of those risks and uncertainties, our actual financial results in the future could differ, possibly materially, from those expressed in or implied by the forward-looking statements contained in this presentation and could cause us to make changes to our future plans. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in the section titled “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent quarterly reports on Form 10-Q, and in other documents that we file with the SEC from time to time. In addition, our actual financial results in the future may differ from those currently expected due to additional risks and uncertainties of which we are not currently aware or which we do not currently view as, but in the future may become, material to our business or operating results. Due to these and other possible uncertainties and risks, readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation or to make predictions based solely on historical financial performance. Any forward-looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. All forward-looking statements, express or implied, included in this presentation are qualified in their entirety by this cautionary statement. This presentation includes industry and trade association data, forecasts, and information that we have prepared based, in part, upon data, forecasts, and information obtained from independent trade associations, industry publications and surveys, government agencies, and other information publicly available to us, which information may be specific to particular markets or geographic locations. Some data is also based on our good faith estimates, which are derived from management’s knowledge of the industry and independent sources. Industry publications, surveys, and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. Statements as to our market position are based on market data currently available to us. Although we believe these sources are reliable, we have not independently verified the information. While we are not aware of any misstatements regarding our industry data presented herein, our estimates involve risks and uncertainties and are subject to change based on various factors. Similarly, we believe our internal research is reliable, even though such research has not been verified by any independent sources. Our accounting and reporting policies conform to United States GAAP and the prevailing practices in the banking industry. Certain financial measures used by management to evaluate our operating performance are discussed as supplemental non-GAAP performance measures. In accordance with SEC rules, we classify a financial measure as being a non-GAAP financial measure if that financial measure excludes or includes amounts, or is subject to adjustments that have the effect of excluding or including amounts, that are included or excluded, as the case may be, in the most directly comparable measure calculated and presented in accordance with GAAP as in effect from time to time in the U.S. Management and the board of directors review tangible book value per share, tangible common equity to tangible assets, realized book value per share, and PPP-adjusted metrics as part of managing operating performance. However, these non-GAAP financial measures should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner that we calculate the non-GAAP financial measures that are discussed may differ from that of other companies reporting measures with similar names. It is important to understand how such other banking organizations calculate and name their financial measures similar to the non-GAAP financial measures discussed by us when comparing such non-GAAP financial measures. A reconciliation of non-GAAP financial measures to the comparable GAAP financial measures is included in the Appendix to this presentation. Forward-Looking Statements and Non-GAAP Information 2

Glossary of Terms 1Q22 – First Quarter of 2022 2Q22 – Second Quarter of 2022 1Q21 – First Quarter of 2021 2Q21 – Second Quarter of 2021 3Q21 – Third Quarter of 2021 4Q21 – Fourth Quarter of 2021 2Q20 – Second Quarter of 2020 3Q20 – Third Quarter of 2020 4Q20 – Fourth Quarter of 2020 1-4 FR – One-to-Four Family Residential AFS – Available-for-sale securities ALL – Allowance for loan losses AOCI – Accumulated other comprehensive income API – Application Programming Interface B.B.A. – Bachelor of Business Administration bp(s) – Basis point(s) B.S. – Bachelor of Science C&D – Construction and land development loans C&I – Commercial and industrial loans CAGR – Compound annual growth rate CECL – Current Expected Credit Losses CGMA – Chartered Global Management Accountant CPA – Certified Public Accountant CMOs – Collateralized Mortgage Obligation Security CRA – Community Reinvestment Act CRE – Commercial real estate DDA – Noninterest-bearing demand deposit accounts EP – Energy portfolio EPS – Earnings per share FDIC – Federal Deposit Insurance Corporation FIS – Fidelity National Information Services, Incorporated FTE – Fully taxable equivalent basis GAAP – Generally Accepted Accounting Principles in the United States of America HFI – Held for investment HFS – Held for sale IPO – Initial public offering J.D. – Juris Doctor k – Dollars in thousands LDPO(s) – Loan and deposit production office(s) LPO – Loan production office LIBOR – London Inter-Bank Offered Rate M – Dollars in millions M.B.A. – Master of Business Administration MBS – Mortgage backed securities NIM – Net interest margin NOW – Negotiable order of withdrawal NPA(s) – Nonperforming asset(s) NPL(s) – Nonperforming loans PPP – Paycheck Protection Program P2P – Peer-to-peer ROA – Return on average assets ROE – Return on average equity SBIC – Small Business Investment Company SEC – Securities and Exchange Commission vs. – Versus 3

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Company Overview 1Source: Based on filings made with the SEC, as reported by S&P Capital IQ Pro Third largest Louisiana-headquartered bank based on assets as of December 31, 2021 Established in 1998 in Alexandria, Louisiana Completed IPO in May 2019 Nasdaq: RRBI Included in Russell 2000 Index As of March 31, 2022: Assets = $3.21 billion Loans HFI = $1.74 billion Deposits = $2.93 billion Securities AFS = $810.8 million Market capitalization = $379.7 million Ownership Insiders = 34% Institutions = 18%1 Public and other = 48% 5

1998 20022000 20062004 20182008 2010 2012 2014 2016 Tangible Book Value Per Share1,2 CAGR of 11.7% Company History 1998 •Completed first stock offering of $12.4M 1999 •Red River Bank opened in Rapides Parish 2000 •Completed stock offering of $4.0M 2003 •Acquired Bank of Lecompte in Central Louisiana 2006 •Expanded into Northwest Market via banking center, and completed stock offering of $5.0M 2009 •Completed stock offering of $7.4M 2013 •Expanded into Capital Market via Fidelity Bancorp, Inc. acquisition 2017 •Expanded into Southwest Market via LPO. Completed stock offering of $12.1M 2019 •Expanded into Northshore Market via LPO. Completed IPO of $26.8M 2020 •Expanded into Acadiana Market via LDPO 2021 •Expanded into New Orleans Market via LDPO 6

$2.00 $8.00 $14.00 $20.00 $26.00 $32.00 $38.00 $44.00 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 1Q22 Tangible Book Value Growth Note: Each year on the Tangible Book Value Graph represents year-end financial data. 1Non-GAAP measure. See “Forward-Looking Statements and Non-GAAP Information” on slide 2 and “Non-GAAP Reconciliation” slides in the Appendix for additional information. 2Adjusted for 2-for-1 stock split with a record date of October 1, 2018 and 15-for-1 stock split with a record date of November 30, 2005. Tangible Book Value Per Share1,2 CAGR of 10.9% Realized Book Value Per Share1,2 Book Value Per Share2 7

Consistent, long-term track record of financial results and steady growth Primarily de novo growth strategy with selective strategic expansion into new markets Conservative credit culture with solid asset quality Stable, low-cost core deposit base Strategic banking center network Operating in the largest markets in Louisiana 27 banking centers and 2 LDPOs in Louisiana Average deposits per center = $108.4 million Strong capital position Consistent quarterly dividends Stock repurchase program in place No long-term debt Continuity of leadership – four of our top executives are part of the founding management team Company Strengths 8

Leadership Team

RED RIVER BANCSHARES, INC.



R. Blake Chatelain

- President, Chief Executive Officer, and Director
- Founding management
- Previously Executive Vice President of Rapides Bank & Trust Company, a subsidiary of First Commerce Corporation
- B.S. in Finance from Louisiana State University



Isabel V. Carriere, CPA, CGMA

- Executive Vice President and Chief Financial Officer
- Founding management
- Previously Manager of Financial Planning Department at Whitney National Bank, in the Financial Planning and Financial Reporting Department of First Commerce Corporation, and audited depository organizations and their holding companies with KPMG
- B.S. in Management from Tulane University



Bryon C. Salazar

- Executive Vice President, Chief Lending Officer, and Director[1]
- Founding management
- Current Director and Member of the Executive Committee of the Louisiana Bankers Association
- Previously Commercial Banker at Rapides Bank & Trust Company
- B.S. in Finance from Louisiana State University



Tammi R. Salazar

- Executive Vice President and Chief Operating Officer[1]
- Founding management
- Previously Vice President of Rapides Bank & Trust Company
- Director of the Rapides Children's Advocacy Network and River Oaks Art Center
- B.S. in Finance from Louisiana Tech University



Amanda W. Barnett, JD

- Senior Vice President, General Counsel, and Corporate Secretary
- Joined Red River Bank in 2010
- Previously with Gold, Weems, Bruser, Sues & Rundell in Alexandria, LA
- Past President of the Louisiana Bar Foundation and a Past Chairman of the Bank Counsel Committee of the Louisiana Bankers Association
- B.A. in English Literature from Tulane University and J.D. from Louisiana State University



G. Bridges Hall, IV

- Senior Vice President and Chief Credit Policy Officer[1]
- Joined Red River Bank in 2006
- Previously Credit Department Manager (Dallas) at Hibernia National Bank
- B.S. in Business Administration from Northwestern State University, M.B.A from Louisiana State University-Shreveport, and attended the Graduate School of Banking at Louisiana State University



Debbie B. Triche

- Senior Vice President and Retail Administrator[1]
- Joined Red River Bank in 2000
- Previously Vice President and Retail Branch Manager at Rapides Bank & Trust Company
- B.S. in Marketing from Louisiana Tech University



Andrew B. Cutrer

- Senior Vice President and Director of Human Resources
- Joined Red River Bank in 2001
- Previously Director of Human Resources at Bunkie General Hospital
- B.S. in Management and Marketing from Louisiana College and M.B.A. from Louisiana Tech University



David K. Thompson

- Capital Market President
- Joined Red River Bank in 2015
- Previously Baton Rouge Commercial Group Lender at IBERIABANK
- B.B.A in Finance from University of Louisiana-Monroe and attended the Graduate School of Banking at Louisiana State University

[1]Position with Red River Bank

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Establish presence initially with a LDPO then build or buy and remodel a banking center Successfully integrated two acquisitions and positioned to capitalize on future opportunities Growth Strategies Historical Asset Growth Method As of March 31, 2022 Disciplined, targeted investments for smart growth Target markets with significant disruption by competitors Concentrate on urban markets with growth potential Focus on markets where market share is held by large national and regional banks Hire experienced leadership from the market to build a team Offer an authentic, full-service, relationship-based community bank experience Provide digital banking services and knowledgeable local bankers De Novo Growth Strategies Disciplined Acquisition Strategy Bank of Lecompte (2003) 1.2% Fidelity Bancorp (2013) 3.8% Organic 95.0% 10

Regions 6.3% First Horizon 7.2% Hancock Whitney 12.8% JP Morgan Chase 17.2% Capital One 18.4% First Bank and Trust 0.8% b1BANK 2.6% Origin Bank 1.9% Investar Bank 1.3% Home Bank 1.6% Red River Bank 1.9% Others 28.0% 1Source: FDIC, Deposits as of June 30, 2021 Red River Bank has 1.9% of Louisiana deposits1 61.9% of Louisiana deposits are held by large national or regional banks Competitive Landscape Deposits in Louisiana1 $138.2 billion As of June 30, 2021 Competitor Disruption in 1Q22 TD Bank Group announced agreement to purchase First Horizon Capital One decreased the number of business bankers throughout Louisiana and moved business banking to virtual bankers BankPlus purchased First Trust Corporation (New Orleans, LA) 11

1Source: FDIC, Deposits as of June 30, 2021 Deposit Market Share as of June 30, 2021 1 Markets . Rank .2% .3 ($M) .4 .($M). Central Market 1 st 36.94% 1,484$ 4,017$ Northwest Market 6 th 5.41% 556$ 10,280$ Capital Market 8 th 2.11% 480$ 22,777$ Southwest Market 14 th 0.63% 43$ 6,814$ Northshore Market 21 st 0.35% 26$ 7,456$ Acadiana Market n/a n/a n/a 8,899$ New Orleans Market n/a n/a n/a 37,436$ State of Louisiana 8th 1.87% 2,589$ 138,244$ TotalRed River Bank 12

Pinhook Banking Center Southwest Market – Lake Charles, Louisiana 4Q20 – Purchased an existing banking center in Lake Charles, Louisiana 3Q21 – Remodeled and opened the third location in the Southwest market as the 26th Red River Bank banking center on July 6, 2021 Expansion Highlights Country Club Banking Center Acadiana Market – Lafayette, Louisiana 3Q20 – Entered Acadiana Market, opened a LDPO, and hired a market president 4Q20 – Purchased an existing banking center in Lafayette, Louisiana 1Q22 – Remodeled and opened as a full-service banking center and the 27th Red River Bank banking center on January 26, 2022 13

Essen Banking Center Northshore Market – Covington, Louisiana 2019 – Entered Northshore Market via LPO, opened a full- service banking center, and hired a market president 4Q21 – Hired an additional, experienced commercial lender Covington Banking Center Capital Market – Baton Rouge, Louisiana 2019 – Opened new market headquarters building 4Q21 – Sold Operations Center and relocated those employees Expansion Highlights (continued) 14

New Orleans LDPO Expansion Highlights (continued) New Orleans Market – New Orleans, Louisiana 3Q21 – Hired an experienced banker, with knowledge of the New Orleans market, as market president 4Q21 – Hired seven additional local bankers and opened a LDPO in downtown New Orleans 1Q22 – Purchased land in Metairie, Louisiana (a New Orleans suburb) and leased an existing banking center location in downtown New Orleans 2Q22 – Expect to open the leased banking center in downtown New Orleans as a full-service banking center, pending regulatory approval 15

Guiding Principles – Relationship-Based Lending 2 Conservative Credit Culture Our founding management team developed the initial credit culture, predicated upon conservative underwriting principles carried over from regional bank experience. This same team has overseen the implementation and periodic adjustment of these core lending tenets over a 23-year time frame. Experienced Bankers In addition to a cohesive, long-tenured executive management team, we enjoy the benefits of an experienced group of client-facing bankers, which has resulted in steady, diversified, organic loan growth, combined with excellent quality metrics. Relationship-Driven Client Focus Our loan portfolio is well below CRE portfolio concentration guidelines, which complements our conservative lending philosophy, while simultaneously driving our relationship-driven client focus, resulting in a strong core deposit base and enhanced liquidity options. "Footprint" Lending We have a low level of participations purchased and shared national credits. Our portfolio is further characterized by modest hold limits, strong oversight, and rapid response to problem loan resolution. Consistent Lending Standards Fundamental goals continue to include measured growth, broad diversification, and high-quality performance. Underwriting standards remain consistent regardless of economic conditions. 16

Strategies and Recent Systems Robust commercial treasury systems P2P payments platform provided by Zelle® Online deposit account opening and mortgage applications Online and mobile banking channels: Mobile deposit, digital receipts, Apple Pay, mobile wallet, and debit card controls Mobile, automated small dollar loan system Utilize API for automation of processes to improve efficiency and manage headcount Invested in JAM FINTOP Banktech, L.P. fund as a resource for technology systems Future Improvements and Plans Implement end-to-end loan system to modernize processes and improve customer service FIS is upgrading our current core system to improve efficiency and accuracy and streamline operations Provide an online, digital loan application system Launch redesigned, contactless debit cards Digital Banking – Embracing Digital Innovation 2 2 17

2021 Financial and Operational Highlights

RED RIVER BANCSHARES, INC.

- 2021 Assets increased 22.0%, or $582.1 million, to $3.22 billion
- Non-PPP loans HFI[1] increased 13.4%, or $196.3 million, to $1.67 billion
- PPP loans decreased 85.2%, or $100.9 million, to $17.6 million
- Deposits increased 24.4%, or $570.0 million, to $2.91 billion

(dollars in thousands, except per share data)	As of and for the Years Ended 12/31/21	12/31/20
Assets	$ 3,224,710	$ 2,642,634
Non-PPP Loans HFI[1]	$ 1,666,282	$ 1,469,999
Deposits	$ 2,910,348	$ 2,340,360
Stockholders' Equity	$ 298,150	$ 285,478
Net Income	$ 32,952	$ 28,145
EPS, Diluted	$ 4.51	$ 3.83
Cash Dividends Per Share	$ 0.28	$ 0.24
Book Value Per Share	$ 41.52	$ 38.97
Tangible Book Value Per Share[1]	$ 41.31	$ 38.76
Realized Book Value Per Share[1]	$ 42.05	$ 38.03
Stockholders' Equity to Assets	9.25%	10.80%
Tangible Common Equity to Tangible Assets[1]	9.20%	10.75%
Total Risk-Based Capital Ratio	17.83%	18.68%
Leverage Ratio	9.67%	10.92%

- EPS (diluted) was $4.51 and ROA was 1.13%
- Net income for 2021 increased 17.1%, or $4.8 million, to $33.0 million compared to 2020
- NIM FTE decreased 54 bps to 2.60%
- Repurchased 153,553 shares of common stock at an aggregate cost of $7.9 million
- Expanded operations in the Southwest, Northshore, and Acadiana markets
- *De novo* expansion into the New Orleans market

(dollars in thousands)	As of and for the Years Ended 12/31/21	12/31/20
ROA	1.13%	1.22%
ROE	11.21%	10.39%
NIM FTE	2.60%	3.14%
Efficiency Ratio	56.39%	55.77%
Loans HFI to Deposits Ratio	57.86%	67.87%
Noninterest-bearing Deposits to Deposits Ratio	39.50%	40.32%
NPAs to Assets	0.03%	0.16%
Allowance for Loan Losses to Loans HFI	1.14%	1.13%
Net Charge-offs to Average Loans	0.04%	0.14%

[1] Non-GAAP measure. See "Forward-Looking Statements and Non-GAAP Information" on slide 2 and "Non-GAAP Reconciliation" slides in the Appendix for additional information.

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(do l l ars i n thousands) 12/31/21 .. 12/31/20 . $ … . % … Net Income 32,952$ 28,145$ 4,807$ 17.1% Net Interest Income 71,722$ 69,000$ 2,722$ 3.9% PPP Loan Income 5,773$ 5,562$ 211$ 3.8% Net Interest Income (excluding PPP loan income) 1 65,949$ 63,438$ 2,511$ 4.0% Mortgage Loan Income 8,676$ 8,398$ 278$ 3.3% Provision for Loan Losses 1,900$ 6,293$ (4,393)$ (69.8%) VarianceFor the Years Ended 2021 Selected Income Comparison Non-GAAP measure. See “Forward-Looking Statements and Non-GAAP Information” on slide 2 and “Non-GAAP Reconciliation” slides in the Appendix for additional information. 1 19

First Quarter 2022 Financial Results

RED RIVER BANCSHARES, INC.

- Assets consistent at $3.21 billion
- Improved asset mix
- Net income decreased $1.1 million from 4Q21 to $7.4 million for 1Q22
  - Lower PPP income
  - Lower mortgage income
  - Loss on equity securities
  - Higher securities AFS income
- NIM FTE excluding PPP loans[1] increased 3 bps to 2.41%
- NPAs to assets ratio consistent at 0.03%
- ALL to loans HFI ratio = 1.11%
- Well-capitalized: Leverage Ratio = 9.51%
- Stockholders' equity and book value per share impacted by $40.0 million AOCI net adjustment on Securities AFS

(dollars in thousands, except per share data)	1Q22	4Q21	1Q21
Net Income	$ 7,392	$ 8,510	$ 8,065
EPS, Diluted	$ 1.03	$ 1.17	$ 1.10
Book Value Per Share	$ 36.91	$ 41.52	$ 38.99
Tangible Book Value Per Share[1]	$ 36.69	$ 41.31	$ 38.78
Realized Book Value Per Share[1]	$ 43.02	$ 42.05	$ 39.04
Cash Dividends Per Share	$ 0.07	$ 0.07	$ 0.07
ROA	0.93%	1.09%	1.20%
ROE	10.27%	11.33%	11.36%
NIM FTE	2.46%	2.52%	2.76%
Efficiency Ratio	60.80%	57.33%	54.02%
Loans HFI to Deposits	59.47%	57.86%	63.69%
Noninterest-bearing Deposits to Deposits	40.34%	39.50%	40.37%
NPAs to Assets	0.03%	0.03%	0.13%
ALL to Loans HFI	1.11%	1.14%	1.21%
Net Charge-offs to Average Loans	0.00%	0.01%	0.00%
Assets	$ 3,212,460	$ 3,224,710	$ 2,820,672
Non-PPP Loans HFI[1]	$ 1,734,629	$ 1,666,282	$ 1,482,728
Deposits	$ 2,927,728	$ 2,910,348	$ 2,515,275
Stockholders' Equity	$ 264,874	$ 298,150	$ 284,911
Realized Common Equity[1]	$ 308,693	$ 301,923	$ 285,242
Stockholders' Equity to Assets	8.25%	9.25%	10.10%
Tangible Common Equity to Tangible Assets[1]	8.20%	9.20%	10.05%
Total Risk-Based Capital Ratio	17.28%	17.83%	18.87%
Leverage Ratio	9.51%	9.67%	10.43%

[1] Non-GAAP measure. See "Forward-Looking Statements and Non-GAAP Information" on slide 2 and "Non-GAAP Reconciliation" slides in the Appendix for additional information.

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(do l l ars i n thousands) 3/31/22 .. 12/31/21 . $ … . % … Net Income 7,392$ 8,510$ (1,118)$ (13.1%) Net Interest Income 18,728$ 18,775$ (47)$ (0.3%) PPP Loan Income 485$ 1,212$ (727)$ (60.0%) Net Interest Income (excluding PPP loan income) 1 18,243$ 17,563$ 680$ 3.9% Mortgage Loan Income 1,127$ 1,667$ (540)$ (32.4%) Provision for Loan Losses 150$ 150$ -$ 0.0% For the Quarters Ended Variance 2022 CHALLENGES Decreasing PPP income Expected decrease in mortgage income Economic uncertainty Geopolitical situation 2022 OPPORTUNITIES Rising interest rate environment Growth in new markets Competitor disruption New lender capacity Quarterly Selected Income Comparison Non-GAAP measure. See “Forward-Looking Statements and Non-GAAP Information” on slide 2 and “Non-GAAP Reconciliation” slides in the Appendix for additional information. 1 21

Balance Sheet

RED RIVER BANCSHARES, INC.

- Deployed funds into securities and loans
- Securities AFS portfolio increased 23.0%, or $151.6 million, to $810.8 million
  - Unrealized loss on Securities AFS increased $50.7 million, to $55.5 million
- Non-PPP loans[1] increased 4.1%, or $68.3 million, to $1.73 billion
  - New lenders in expansion markets and increased loan activity in legacy markets
- Deposits consistent at $2.93 billion
- Noninterest-bearing deposits to total deposits = 40.34%
- Loans HFI to Deposits = 59.47%
- No brokered deposits
- No subordinated debt or other borrowings

(dollars in thousands)		As of 3/31/22		As of 12/31/21
Assets				
Cash and due from banks	$	40,137	$	23,143
Interest-bearing deposits in other banks		506,982		761,721
Securities AFS		810,804		659,178
Equity securities		7,481		7,846
Loans HFS		6,641		4,290
Loans HFI		1,741,026		1,683,832
Allowance for loan losses		(19,244)		(19,176)
Other assets		118,633		103,876
Total Assets	$	3,212,460	$	3,224,710
Liabilities				
Noninterest-bearing deposits	$	1,181,136	$	1,149,672
Interest-bearing deposits		1,746,592		1,760,676
Total Deposits		2,927,728		2,910,348
Other liabilities		19,858		16,212
Total Liabilities	$	2,947,586	$	2,926,560
Total Stockholders' Equity		264,874		298,150
Total Liabilities and Stockholders' Equity	$	3,212,460	$	3,224,710

[1] Non-GAAP measure. See "Forward-Looking Statements and Non-GAAP Information" on slide 2 and "Non-GAAP Reconciliation" slides in the Appendix for additional information.

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Liquidity and Securities Liquidity as of March 31, 2022 Interest-bearing deposits in other banks = $507.0 million, 15.8% of assets Investment Activity 1Q22 Total securities purchased = $232.7 million, yield of 1.69%, and consisting of primarily short duration securities $193.1 million was growth of the securities portfolio and the remaining $39.6 million was a reinvestment of cash flows U.S. Treasuries = $89.8 million, yield of 1.51%, average life of 2.04 years, and price risk of less than 6.0% MBS and CMOs = $130.3 million, yield of 1.72% and an average life of 3.68 years Municipals = $12.6 million, yield of 2.61% and an average life of 14.43 years Key Securities AFS Metrics as of March 31, 2022 Securities AFS portfolio = $810.8 million, 25.2% of assets 1Q22 FTE yield = 1.68% Effective duration = 5.6 years Effective duration as of December 31, 2021 = 4.5 years Average life = 6.5 years Unrealized loss on Securities AFS = $55.5 million compared to $4.8 million as of December 31, 2021 Equity Securities CRA Mutual Fund consisting primarily of bonds = $7.5 million 1Q22 yield = 1.07% Loss of $365,000 due to fair value adjustment in 1Q22 Sold Equity Securities portfolio in April 2022 23

18.3% 17.8% 18.8% 20.4% 25.2% 20.1% 22.0% 23.0% 23.6% 15.8% 1Q21 2Q21 3Q21 4Q21 1Q22 Securities Overnight Liquidity MBS 56.9% Muni 26.3% U.S. Agency 0.9% U.S. Treasury 15.9% 2018 2019 2020 2021 1Q22 MBS Muni U.S. Agency U.S. Treasury Liquidity and Securities (continued) Securities AFS Securities AFS/Assets vs. Overnight Liquidity/Assets (end of period) Future Liquidity and Securities Strategies Continue to monitor and consider deploying overnight funds into the securities portfolio, however, loan growth is priority Redeploy investment cash flows into the securities portfolio and loans as appropriate Focus on investments that reduce price risk and shorten duration 24

Consumer 1.4% $7 Tax-Exempt 4.6% $1,588 Construction & Development 6.8% $340 PPP Loans 0.4% $355 Commercial & Industrial 17.4% $67 One-to-Four Family Residential 27.8% $207 Commercial Real Estate 41.6% $891 Loan Portfolio Overview Loans HFI % and Average $ Size Mix As of March 31, 2022 (in thousands) Largest Industry Concentrations As of March 31, 2022 (excluding PPP Loans)1 Total Loans HFI (in millions) $1,328 $1,439 $1,588 $1,684 $1,741 2018 2019 2020 2021 1Q22 CRE 1-4 FR C&I C&D Consumer Tax-Exempt PPP Non-PPP loans1 = $1.73 billion Broad diversification by industry Highest industry concentration = health care at 9.0% (excluding PPP loans)1 Average loan size excluding credit cards = $228,000 Loans indexed to LIBOR = $51.8 million, or 3.0%, of non-PPP loans HFI1 1Non-GAAP measure. See “Forward-Looking Statements and Non-GAAP Information” on slide 2 and “Non-GAAP Reconciliation” slides in the Appendix for additional information. 1.2% 1.3% 1.5% 1.8% 3.3% 3.4% 3.9% 4.2% 4.4% 9.0% Energy Manufacturing Finance and Insurance Religious and Other Nonprofit Public Administration Hospitality Services Retail Trade Investor 1-to-4 and Multifamily Construction Health Care 25

Central $613,274 35.4% Capital $478,255 27.6% Northwest $352,512 20.3% Southwest $119,254 6.9% Northshore $97,528 5.6% Acadiana $36,592 2.1% New Orleans $37,214 2.1% 1Non-GAAP measure. See “Forward-Looking Statements and Non-GAAP Information” on slide 2 and “Non-GAAP Reconciliation” slides in the Appendix for additional information. Loans By Market Non-PPP Loans HFI1 Originated by geographic market As of March 31, 2022 (in thousands) Expanding operations in Southwest, Acadiana, Northshore, Capital, and New Orleans Markets Opened LDPO in the New Orleans Market in December 2021 Challenges and Opportunities to Future Loans Challenges Significant liquidity across the industry Private equity and non-bank competition Competition for loans and loosening credit terms Opportunities Expansion in larger Louisiana markets New lender capacity Well-positioned to fund future loan growth with deposits Competitor disruption 26

Physicians & Dental Practices 46.6% Nursing & Residential Care Facilities 51.9% Hospitals 1.5% 1Non-GAAP measure. See “Forward-Looking Statements and Non-GAAP Information” on slide 2 and “Non-GAAP Reconciliation” slides in the Appendix for additional information. Health Care Loans Health Care Loans by Subtype As of March 31, 2022 Largest industry concentration Health care loans = $155.5 million, or 9.0%, of non- PPP loans HFI1 Average loan size = $337,000 No shared national credits, real estate investment trusts, or assisted living facilities Skilled nursing care facilities operate under a certificate of need system in Louisiana Nursing facilities are managed by Louisiana-based owner operators In 2020 and 2021, nursing facilities received significant stimulus funds 27

Energy loans = $20.6 million, or 1.2%, of non-PPP loans HFI1 No nonperforming energy loans Average loan size = $666,000 Charge-offs since 2017 were $2.8 million No reserve-based lending 2.9% 2.2% 1.3% 1.2% 1.2% 2018 2019 2020 2021 1Q22 ¹Non-GAAP measure. See “Forward-Looking Statements and Non-GAAP Information” on slide 2 and “Non-GAAP Reconciliation” slides in the Appendix for additional information. Energy Portfolio Loans Energy Portfolio As of March 31, 2022 EP / Non-PPP Loans HFI1 (dollars in thousands) . $ . 6% . 2 .$. . 3 .%. . 4 ..$.. . 5 ..%.. Not criticized $13,377 64.8% $ 938 4.5% $14,315 69.4% Criticized 6,324 30.7% - 0.0% 6,324 30.6% Total EP $19,701 95.5% $ 938 4.5% $20,639 100.0% Red River Bank Other Banks Total Originated by: 28

CRE loans = $723.4 million, or 41.6%, of loans HFI ; C&D = $117.5 million, or 6.8% of loans HFI Low levels of CRE relative to state, regional, and national peers CRE concentration ratios as a % of risk-based capital are well below bank regulatory guidelines C&D Ratio = 37.5% CRE Ratio = 158.8% CRE criticized loans = $3.5 million, or 0.5% of total CRE loans, 0.2% of loans HFI CRE NPLs = $48,000, or 0.01% of total CRE loans, < 0.01% of loans HFI Commercial Real Estate Loans 20.3% 20.9% 20.1% 19.7% 19.9% 13.9% 16.1% 14.9% 20.1% 21.7% 2018 2019 2020 2021 1Q22 Owner Occupied Non-Owner Occupied CRE / Loans HFI As of March 31, 2022 Commercial Construction 4.9% Residential Construction 1.9% Owner Occupied CRE 19.9% Non-Owner Occupied CRE 21.7% CRE and C&D Categories / Loans HFI As of March 31, 2022 29

NPAs decreased slightly due to payments to nonaccrual loans Provision for loan loss expense consistent since 2Q21 due to favorable asset quality metrics and eased pandemic- related economic restrictions Reserve build correlates to loan growth ALL to non-PPP loans HFI1 = 1.11% ¹Non-GAAP measure. See “Forward-Looking Statements and Non-GAAP Information” on slide 2 and “Non-GAAP Reconciliation” slides in the Appendix for additional information. Asset Quality NPAs / Total Assets Asset Quality Metrics As of and for the quarter ended (do l l ars i n thousands) 3/31/21 6/30/21 9/30/21 12/31/21 3/31/22 NPLs $ 2,811 $ 2,027 $ 1,403 $ 319 $ 313 NPLs to Loans HFI 0.18% 0.13% 0.09% 0.02% 0.02% NPAs $ 3,604 $ 3,086 $ 2,428 $ 979 $ 973 Criticized Loans (CL) $ 12,482 $ 11,277 $ 11,337 $ 9,314 $ 9,942 CLs to Loans HFI 0.78% 0.70% 0.70% 0.55% 0.57% Provision Expense $ 1,450 $ 150 $ 150 $ 150 $ 150 ALL to Loans HFI 1.21% 1.22% 1.18% 1.14% 1.11% ALL to Non-PPP Loans HFI 1 1.31% 1.28% 1.22% 1.15% 1.11% Net Charge-offs to Average Loans 0.00% 0.01% 0.03% 0.01% 0.00% 0.13% 0.11% 0.08% 0.03% 0.03% 1Q21 2Q21 3Q21 4Q21 1Q22 30

CECL replaces the current incurred loss methodology with a life-of-loan concept Effective for RRBI on January 1, 2023 Requires consideration of historical loss experience and current conditions adjusted for economic forecasts CECL system implementation in process Pro forma results expected in 3Q22 CECL UPDATE 31

Paycheck Protection Program PPP Loans = $6.4 million, or 0.4% of total loans HFI $169,000 in deferred fees remain outstanding PPP forgiveness and income decreased in 4Q21 and 1Q22 from the prior quarter Expect PPP loan forgiveness to be completed in 2Q22 1 Average Balance . PPP Income . 2 Yield NIM (FTE) PPP Impact EPS PPP Impact 2Q20 $ 154,400 $ 1,153 2.99% -0.01% $ 0.16 3Q20 $ 193,038 $ 1,386 2.84% -0.01% $ 0.19 4Q20 $ 161,109 $ 3,023 7.45% 0.31% $ 0.41 1Q21 $ 108,334 $ 2,132 7.97% 0.23% $ 0.29 2Q21 $ 109,182 $ 1,062 3.89% 0.06% $ 0.15 3Q21 $ 63,205 $ 1,367 8.57% 0.14% $ 0.19 4Q21 $ 29,191 $ 1,212 16.46% 0.14% $ 0.17 1Q22 $ 11,061 $ 485 17.77% 0.05% $ 0.07 Total PPP Loans As of March 31, 2022 (dollars in thousands) 32

Deposits Deposits consistent at $2.93 billion Cost of deposits consistent at 0.18% Attractive core deposit base No brokered deposits Deposit Mix As of March 31, 2022 Total Deposits (in millions) $1,646 $1,721 $2,340 $2,910 $2,928 2018 2019 2020 2021 1Q22 DDA NOW Money Market Savings Time ≤ 250k Time > 250k DDA 40.3% NOW 15.9% Money Market 25.5% Savings 6.9% Time ≤ 250k 8.3% Time > 250k 3.1% 33

10.10% 10.18% 9.89% 9.25% 8.25% 17.66% 17.90% 17.60% 16.76% 16.26% 18.87% 19.10% 18.74% 17.83% 17.28% 10.43% 10.13% 10.21% 9.67% 9.51% 7.00% 9.00% 11.00% 13.00% 15.00% 17.00% 19.00% 21.00% 1Q21 2Q21 3Q21 4Q21 1Q22 Total Risk-Based Capital Tier 1 Risk-Based Capital Total Stockholders' Equity to Total Assets Leverage Ratio Well capitalized Stock repurchase programs $3.0 million August 2020 program completed July 2021 $5.0 million September 2021 program completed November 2021 2021 – Repurchased 153,553 shares of common stock for $7.9 million New $5.0 million program effective February 2022 to December 2022 1Q22 – Repurchased 4,465 shares of common stock for $218,000 Quarterly dividend consistent at $0.07 per share Capital priorities are: Support organic growth Stock buybacks Dividends Acquisitions Capital Capital Ratios For the quarter ended 34

58.86% 59.46% 55.77% 56.39% 60.80% 2018 2019 2020 2021 1Q22 1.29% 1.30% 1.22% 1.13% 0.93% 2018 2019 2020 2021 1Q22 Profitability Trends Earnings Per Share (Diluted) Efficiency Ratio Return on Average Assets Net Income (in thousands) $23,056 $24,824 $28,145 $32,952 $7,392 2018 2019 2020 2021 1Q22 Q1 Q2 Q3 Q4 $3.41 $3.49 $3.83 $4.51 $1.03 2018 2019 2020 2021 1Q22 Q1 Q2 Q3 Q4 35

0.08% 0.07% 0.09% 0.08% 0.12% 0.27% 0.22% 0.20% 0.18% 0.18% 4.31% 4.00% 4.11% 4.13% 3.97% 2.76% 2.54% 2.60% 2.52% 2.46% 1.17% 1.38% 1.39% 1.27% 1.35% 2.10% 2.07% 2.05% 2.03% 2.01% -1.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 1 Q 2 1 2 Q 2 1 3 Q 2 1 4 Q 2 1 1 Q 2 2 Loan Yield NIM - FTE Securities - Tax-Exempt Securities - Taxable Cost of Deposits Average Effective Federal Funds Rate NIM Challenges PPP loan portfolio completed Competition for new loans Deposit rate pressures NIM Opportunity Asset sensitive Benefit in higher rate environment Target Federal Funds rate increases Deploy liquidity into securities and loans Loan growth opportunity in new and legacy markets NIM FTE decreased 6 bps to 2.46% for 1Q22 due to lower PPP loan income, offset by higher securities income NIM FTE, excluding PPP loans1, increased 3 bps due to deploying low-yielding overnight funds into securities and loans Net Interest Margin FTE (1Q22 vs. 4Q21) ¹Non-GAAP measure. See “Forward-Looking Statements and Non-GAAP Information” on slide 2 and “Non-GAAP Reconciliation” slides in the Appendix for additional information. 36

Service Charges on Deposit Accounts $1,308 25.5% Debit Card Income, net $936 18.2% Mortgage Loan Income $1,127 22.0% Brokerage Income $775 15.1% Loan and Deposit Income $371 7.2% SBIC Income $20 0.4% Other Income $230 4.5% Loss on Equity Securities $(365) -7.1% Noninterest income decreased $1.3 million to $4.4 million for 1Q22 Mortgage loan income decreased $540,000 to $1.1 million for 1Q22 due to rising home prices, higher interest rates, and limited available housing for sale Expect mortgage loan income to decrease in 2022 Loss on Equity Securities = $365,000 Sold Equity Securities portfolio in April 2022 Noninterest Income (1Q22 vs. 4Q21) Noninterest Income $ and % For the quarter ended March 31, 2022 (dollars in thousands) Debit card income, net decreased $135,000 to $936,000 for 1Q22 due to fewer debit card transactions Brokerage income decreased $31,000 to $775,000 for 1Q22 Assets under management = $802.8 million 37

Operating expenses increased $46,000 to $14.1 million for 1Q22 Other taxes increased $138,000 to $636,000 due to higher Louisiana bank stock tax Technology expenses increased $104,000 to $771,000 for 1Q22, due to $59,000 of start-up expenses for new locations Personnel expenses increased $90,000 to $8.5 million for 1Q22, primarily due to opening of new locations Personnel $8,452 60.1% Occupancy and Equipment $1,492 10.6% Technology $771 5.5% Data Processing $316 2.2% Other Taxes $636 4.5% Legal and Professional $418 3.0% Other Operating $1,977 14.1% Operating Expenses (1Q22 vs. 4Q21) Operating Expenses For the quarter ended March 31, 2022 (dollars in thousands) Occupancy expense increased $68,000 to $1.5 million for 1Q22, primarily due to $124,000 of start-up expenses for new locations Data processing expense decreased $221,000 to $316,000 for 1Q22, due to $230,000 periodic refund from our data processing center in 1Q22 Loan and deposit expenses decreased $113,000 to $130,000 for 1Q22, due to $122,000 negotiated, variable rebate from a vendor 38

Continue building a strong, Louisiana-based, super-community bank by leveraging existing infrastructure Continue de novo, organic expansion strategy Disciplined focus on personal, relationship banking and building shareholder value Manage net interest income and net interest margin in a changing interest rate environment Prudently deploy excess liquidity Analyze industry trends and Red River Bank products regarding overdraft fees Seek to take advantage of disruption in the marketplace due to mergers and acquisitions and branch closures/limited service by larger national and regional banks Open New Orleans banking center (pending regulatory approval), expand market share in newer South Louisiana markets, and remodel new operations building in Central Louisiana Monitor markets for opportunity for organic growth or key acquisitions Continue to build out digital offerings as needed in order to serve our target customer base Continue to expand mortgage operations and investments division across markets Monitor asset quality trends and maintain appropriate level of allowance for loan losses Continue disciplined capital management via dividends and stock repurchase plans Strategic Outlook 39

2 High liquidity levels with opportunity to deploy into loans and securities Diversified loan portfolio with solid asset quality and allowance Improved asset mix Organic expansion into largest Louisiana market for future growth Well capitalized with 9.51% leverage ratio as of March 31, 2022 Summary 40

APPENDIX 41

Non-GAAP Reconciliation (do l l ars i n thousands, except per share data) 3/31/22 . 12/31/21 . . 3/31/21 … . 12/31/20 Tangible common equity Total stockholders' equity $ 264,874 $ 298,150 $ 284,911 $ 285,478 Adjustments: Intangible assets (1,546) (1,546) (1,546) (1,546) Total tangible common equity (non-GAAP) $ 263,328 $ 296,604 $ 283,365 $ 283,932 Realized common equity Total stockholders' equity $ 264,874 $ 298,150 $ 284,911 $ 285,478 Adjustments: Accumulated other comprehensive (income) loss 43,819 3,773 331 (6,921) Total realized common equity (non-GAAP) $ 308,693 $ 301,923 $ 285,242 $ 278,557 Common shares outstanding 7,176,365 7,180,155 7,306,747 7,325,333 Book value per common share $ 36.91 $ 41.52 $ 38.99 $ 38.97 Tangible book value per common share (non-GAAP) $ 36.69 $ 41.31 $ 38.78 $ 38.76 Realized book value per common share (non-GAAP) $ 43.02 $ 42.05 $ 39.04 $ 38.03 Tangible assets Total assets $ 3,212,460 $ 3,224,710 $ 2,820,672 $ 2,642,634 Adjustments: Intangible assets (1,546) (1,546) (1,546) (1,546) Total tangible assets (non-GAAP) $ 3,210,914 $ 3,223,164 $ 2,819,126 $ 2,641,088 Total stockholders' equity to assets 8.25% 9.25% 10.10% 10.80% Tangible common equity to tangible assets (non-GAAP) 8.20% 9.20% 10.05% 10.75% As of 42

Non-GAAP Reconciliation (continued) (do l l ars i n thousands) 3/31/22 . 12/31/21 . . 9/30/21 C o 6/30/21 C o 3/31/21 … . 12/31/20 Non-PPP loans HFI Loans HFI $ 1,741,026 $ 1,683,832 $ 1,622,593 $ 1,600,388 $ 1,602,086 $ 1,588,446 Adjustments: PPP loans, net (6,397) (17,550) (45,962) (82,972) (119,358) (118,447) Non-PPP loans HFI (non-GAAP) $ 1,734,629 $ 1,666,282 $ 1,576,631 $ 1,517,416 $ 1,482,728 $ 1,469,999 Allowance for loan losses $ 19,244 $ 19,176 $ 19,168 $ 19,460 $ 19,377 $ 17,951 Deposits $ 2,927,728 $ 2,910,348 $ 2,704,583 $ 2,569,599 $ 2,515,275 $ 2,340,360 Loans HFI to deposits ratio 59.47% 57.86% 59.99% 62.28% 63.69% 67.87% Non-PPP loans HFI to deposits ratio (non-GAAP) 59.25% 57.25% 58.29% 59.05% 58.95% 62.81% ALL to loans HFI 1.11% 1.14% 1.18% 1.22% 1.21% 1.13% ALL to non-PPP loans HFI (non-GAAP) 1.11% 1.15% 1.22% 1.28% 1.31% 1.22% As of 43

Non-GAAP Reconciliation (continued) (do l l ars i n thousands) 3/31/22 . 12/31/21 . . 3/31/21 C o 2021 … . 2020 Net interest income Net interest income $ 18,728 $ 18,775 $ 17,591 $ 71,722 $ 69,000 Adjustments: PPP loan income (485) (1,212) (2,132) (5,773) (5,562) Net interest income, excluding PPP loan income (non-GAAP) $ 18,243 $ 17,563 $ 15,459 $ 65,949 $ 63,438 For the Year EndedFor the Three Months Ended 44